EXHIBIT 99.3

NT NETWORK SERVICES, LLC, SCS AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2013

EXHIBIT 99.3

NT NETWORK SERVICES, LLC, SCS AND SUBSIDIARIES

CONTENTS

Page
Independent Auditors’ Report	1
Consolidated Financial Statements
Consolidated Balance Sheet at March 31, 2013	2
Consolidated Statement of Operations for the Three Months Ended March 31, 2013	3
Consolidated Statement of Comprehensive Loss for the Three Months Ended March 31, 2013	4
Consolidated Statement of Changes in Stockholders’ Equity for the Three Months Ended March 31, 2013	5
Consolidated Statement of Cash Flows for the Three Months Ended March 31, 2013	6
Notes to Consolidated Financial Statements	7-12

EXHIBIT 99.3

INDEPENDENT AUDITORS' REVIEW REPORT

To The Stockholders and Board of Directors
NT Network Services, LLC, SCS and Subsidiaries
Cagliari, Italy

Report on the Financial Statements

We have reviewed the accompanying consolidated balance sheet of NT Network Services, LLC, SCS and Subsidiaries at March 31, 2013, and the related consolidated statements of income, comprehensive loss, changes in members’ equity and cash flows for the three months then ended.

Management’s Responsibility

The Company’s management is responsible for the preparation and fair presentation of the interim consolidated financial information in accordance with accounting principles generally accepted in the United States of America; this responsibility includes the design, implementation, and maintenance of internal control sufficient to provide a reasonable basis for the preparation and fair presentation of interim consolidated financial information in accordance with the applicable financial reporting framework.

Auditors’ Responsibility

Our responsibility is to conduct our review in accordance with auditing standards generally accepted in the United States of America applicable to reviews of interim consolidated financial information. A review of interim consolidated financial information consists primarily of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the consolidated financial information. Accordingly, we do not express such an opinion.

Emphasis of Matter

As discussed in Note 12 to the consolidated financial statements, certain errors resulting in an overstatement of previously reported revenues and related costs of revenues and selling, general, and administrative expenses as of March 31, 2013, were discovered by management of the Company subsequent to the issuance of our report on those consolidated financial statements dated February 20, 2014. Accordingly, the accompanying March 31, 2013 consolidated financial statements have been restated to correct the error.

Conclusion

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim consolidated financial information for it to be in accordance with accounting principles generally accepted in the United States of America.

GRASSI & CO., CPAs, P.C.

Jericho, New York
February 20, 2014 (except for the restatement disclosed in Note 12, which the date is May 19, 2014)

EXHIBIT 99.3

NT NETWORK SERVICES, LLC, SCS AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
MARCH 31, 2013
(UNAUDITED)

EXHIBIT 99.3

ASSETS
CURRENT ASSETS:
Cash	$5,801,247
Accounts receivable, net	11,795,427
Investments	8,971
Prepaid expenses and other current assets	5,541,645

Total Current Assets	23,147,290

PROPERTY AND EQUIPMENT, NET	10,128,718

NONCURRENT ASSETS:
Intangible assets, net	11,313
Other assets	1,037,901
Total Non-current Assets	1,049,214

Total Assets	$34,325,222

LIABILITIES AND MEMEBERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$2,989,079
Accrued expenses and other current liabilities	9,079,501
Income taxes payable - current	939,467
Accrued cost of revenue	6,122,526
Deferred tax liabilities	13,148
Deferred revenue	1,118,513

Total Current Liabilities	20,262,234

NONCURRENT LIABILITIES:
Other non-current liabilities	769,829

Total Liabilities	21,032,063

COMMITMENTS AND CONTINGENCIES

MEMBERS' EQUITY	13,293,159

Total Liabilities and Members' Equity	$34,325,222

See independent auditors’ review report and notes to consolidated financial statements.

EXHIBIT 99.3

NT NETWORK SERVICES, LLC, SCS AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2013
(UNAUDITED)

REVENUE	$17,884,243

OPERATING ACTIVITIES:
Cost of telecommunication services provided	10,523,525
Selling, general and administrative expenses	5,703,241
Depreciation and amortization	932,343

INCOME FROM OPERATIONS	725,134

OTHER INCOME (EXPENSE):
Other income, net	101,185
Interest expense, net	(11,468)

Total Other Income	89,717

INCOME BEFORE PROVISION FOR INCOME TAXES	814,851

PROVISION FOR INCOME TAXES	303,027

NET INCOME	$511,824

See independent auditors’ review report and notes to consolidated financial statements.

EXHIBIT 99.3

NT NETWORK SERVICES, LLC, SCS AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS
FOR THE THREE MONTHS ENDED MARCH 31, 2013
(UNAUDITED)

NET INCOME	$511,824

OTHER COMPREHENSIVE LOSS:
Change in accumulated foreign currency translation adjustment	(2,214,483)

COMPREHENSIVE LOSS	$(1,702,659)

See independent auditors’ review report and notes to consolidated financial statements.

EXHIBIT 99.3

NT NETWORK SERVICES, LLC, SCS AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS' EQUITY
FOR THE THREE MONTHS ENDED MARCH 31, 2013
(UNAUDITED)

		Accumulated
		Other Comprehensive
	Members'	Income - Translation
	Equity	Adjustment	Total

BALANCE AT JANUARY 1, 2013	$12,246,289	$4,428,309	$16,674,598

NET INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2013	511,824	—	511,824

FOREIGN CURRENCY TRANSLATION ADJUSTMENT	(1,678,780)	(2,214,483)	(3,893,263)

BALANCE AT MARCH 31, 2013	$11,079,333	$2,213,826	$13,293,159

See independent auditors’ review report and notes to consolidated financial statements.

EXHIBIT 99.3

WORK SERVICES, LLC, SCS AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2013
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$511,824
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	932,343
Bad debt provision	616,394
Changes in Assets (Increase) Decrease:
Accounts receivable	176,155
Prepaid expenses and other current assets	(776,890)
Changes in Liabilities Increase (Decrease):
Accounts payable and accrued expenses	(100,399)
Income taxes payable	(212,979)
Deferred revenue	(163,330)
Other non-current liabilities	31,782

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,014,900

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(1,665,624)

NET CASH USED IN INVESTING ACTIVITIES	(1,665,624)

EFFECT OF FOREIGN EXCHANGE RATE CHANGES	(3,662,957)

NET DECREASE IN CASH	(4,313,681)

CASH, BEGINNING OF PERIOD	10,114,928

CASH, END OF PERIOD	$5,801,247

See independent auditors’ review report and notes to consolidated financial statements.

EXHIBIT 99.3

NT NETWORK SERVICES, LLC, SCS AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2013
(UNAUDITED)

Note 1 -    Nature of Operations and Principles of Consolidation

Principles of Consolidation

The consolidated financial statements include the accounts of NT Network Services, LLC, SCS (“NT Network Services”), Inteliquent Holdings S.a.r.l. (“Inteliquent Holdings”), Inteliquent S.a.r.l. (“Inteliquent”), Inteliquent Australia Pty Ltd. (“Inteliquent Australia”), UAB Inteliquent Lithuania (“Inteliquent Lithuania”), Tinet S.p.A. (“Tinet”), Inteliquent Canada Communications Inc. (“Inteliquent Canada”), Inteliquent Istanbul Telekomunikasyon Hizmetleri Limited Sirketi (“Inteliquent Istanbul”), Tiscali International Networks Ltd. (“Tinet UK”), Tinet GmbH, Tinet Hong Kong Limited (“Tinet HK”), and Tinet Singapore Pte. Ltd. (“Tinet Singapore”). All material intercompany balances, revenue and cost transactions have been eliminated in the consolidated financial statements.

Condensed Financial Information

The financial information does not represent complete financial statements and should be read in conjunction with the entity's latest audited annual financial statements.

Business Activity

NT Network Services and Subsidiaries (collectively, the “Company”) provide voice, IP Transit, and Ethernet telecommunications services primarily on a wholesale basis. The Company offers these services using an all-IP network, which enables the Company to deliver global connectivity for a variety of media, including voice, data and video. The Company’s solutions enable carriers and other providers to deliver telecommunications traffic or other services where they do not have their own network or elect not to use their own network. These solutions are sometimes called “off-net” services. The Company also provides solutions to customers, like content providers, who also typically do not have their own network. All of the Company’s operations take place outside the United States of America.

Note 2 -     Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  To increase the comparability of fair value measurements, a three-tier fair value hierarchy, which prioritizes the inputs used in the valuation methodologies, is as follows:

Level 1 - Valuations based on quoted prices for identical assets and liabilities in active markets.

Level 2 - Valuations based on observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.

Level 3 - Valuations based on unobservable inputs reflecting the Company’s own assumptions, consistent with reasonably available assumptions made by other market participants.  These valuations require significant judgment.

EXHIBIT 99.3

At March 31, 2013, the fair value of the Company’s financial instruments including cash, accounts receivable, accounts payable and accrued expenses, approximated book value due to the short term maturities of these instruments.

Cost-Method Investments

Investee companies not accounted for under the consolidation or the equity method of accounting are accounted for under the cost method of accounting. Under this method, the Company’s share of the earnings or losses of such investee companies is not included in the consolidated balance sheet or statement of operations. However, impairment charges are recognized in the consolidated statement of operations. If circumstances suggest that the value of the investee company has subsequently recovered, such recovery is not recorded. At March 31, 2013, investments in the balance sheet consist of the cost of an investment in Topix consortium for the share of Internet traffic for $8,971. The fair value of the cost-method investment was not estimated because there are no identified events or changes in circumstances that may have a significant effect on the fair value. Accordingly, the Company does not estimate its fair value because it is not practicable.

Revenue Recognition

The Company generates revenue from sales of its voice, IP Transit, and Ethernet telecommunications services. The Company maintains executed service agreements with each of its customers in which specific fees and rates are determined. Revenue is recorded each month based upon documented minutes of traffic switched or Internet transit for which service is provided and when collection is probable.

Deferred Revenue

The Company recognizes revenues as earned. Amounts billed in advance of the period in which service is rendered are recorded as a liability under “Deferred revenue.”

Accounts Receivable

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. The Company reviews accounts receivable on a monthly basis to determine if any receivables will be potentially uncollectible. The Company includes any accounts receivable balances that are determined to be uncollectible in the overall allowance for doubtful accounts. Normally, accounts receivable are due within 30 days after the date of the invoice. The Company treats invoices as past due when they remain unpaid, in whole or in part, beyond the payment time set forth in the applicable service contract. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. At March 31, 2013, the allowance for doubtful accounts was approximately $4,036,000. The Company does not accrue interest on past due receivables.

Property and Equipment

Property and equipment is stated at cost. The costs of additions and improvements are capitalized and expenditures for repairs and maintenance are expensed in the period incurred. When items of property and equipment are sold or retired, the related costs and accumulated depreciation and amortization are removed from the accounts and any gain or loss is included in income.

Depreciation of property and equipment is provided utilizing the straight-line method over the estimated useful lives of the respective assets as follows:

Office equipment	3 to 13 years
Network equipment	5 years
Software	5 years

Leasehold improvements are amortized over the shorter of the remaining term of the lease or the useful life of the improvement utilizing the straight-line method.

EXHIBIT 99.3

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Subtopic 360-10-35, Impairment or Disposal of Long-Lived Assets. Recoverability of long-lived assets is measured by comparing the carrying amount of the asset or asset group to the undiscounted cash flows that the asset or asset group is expected to generate. If the undiscounted cash flows of such assets are less than the carrying amount, the impairment to be recognized is measured by the amount by which the carrying amount, if any, exceeds its fair value.

Intangible Assets

Definite-lived intangible assets are amortized utilizing the straight-line method over their estimated useful lives as follows:

Patents	5 years
Trademarks	5 years

The Company reviews the carrying value of definite-lived intangibles and other long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Recoverability of long-lived assets is measured by comparing the carrying amount of the asset or asset group to the undiscounted cash flows that the asset or asset group is expected to generate. If the undiscounted cash flows of such assets are less than the carrying amount, the impairment to be recognized is measured by the amount by which the carrying amount, if any, exceeds its fair value.

Income Taxes

Income tax expense includes income taxes currently payable and deferred taxes arising from temporary differences between income for financial reporting and income tax purposes. Deferred tax assets and liabilities are determined based on the difference between the financial statement balances and the tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the year that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

Applicable accounting literature requires that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not that the position would be sustained upon examination by taxing authorities. A recognized tax position is then measured at the largest amount of benefit that is greater than a 50% likelihood of being realized upon ultimate settlement. Accounting provisions also require that a change in judgment that results in subsequent recognition, derecognition, or change in a measurement of a tax position taken in a prior annual period (including any related interest and penalties) be recognized as a discrete item in the period in which the change occurs. The Company regularly evaluates the likelihood of recognizing the benefit from income tax positions taken by considering all relevant facts, circumstances, and information available.

Foreign Operations

For all foreign operations, the functional currency is the local currency. Local currency assets and liabilities are translated at the rates of exchange on the balance sheet date, and local currency revenues and expenses are translated at the weighted average rates of exchange during the period. Gain or loss on the translation of foreign currency within the consolidated financial statements is recorded directly into a separate component of members’ equity as accumulated other comprehensive income (loss). Gain or loss on re-measurement from the recording currency to the functional currency prior to translation, is recognized in current results of operations.

Advertising, Promotions and Trade Shows

Costs related to advertising, promotions and trade shows are expensed as incurred and amounted to approximately $29,000 for the three months ended March 31, 2013.

EXHIBIT 99.3

New Accounting Pronouncements

In February 2013, the FASB issued Accounting Standards Update (“ASU”) No. 2013-02, Reporting of Amounts Reclassified out of Accumulated Other Comprehensive Income (“AOCI”). Under ASU 2013-02, an entity is required to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the financial statements or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income, but only if the amount reclassified is required to be reclassified in its entirety in the same reporting period.

For amounts that are not required to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures that provide additional details about those amounts. ASU 2013-02 does not change the current requirements for reporting net income or other comprehensive income in the financial statements. ASU 2013-02 is effective from January 1, 2013, and the Company does not expect the new guidance to have an impact on its consolidated financial statements.

In July 2012, the FASB issued ASU No. 2012-02, Testing Indefinite-Lived Intangible Assets for Impairment, which simplifies the guidance for testing the impairment of indefinite-lived intangible assets other than goodwill. Examples of intangible assets subject to the guidance include indefinite-lived trademarks, licenses, and distribution rights. The amendment provides the option to first assess qualitative factors to determine whether it is necessary to perform the quantitative impairment test. Under the option, an entity is no longer required to calculate the fair value of an indefinite-lived intangible asset unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. This amendment is effective for fiscal years beginning after September 15, 2012, with early adoption permitted. The Company does not expect the new guidance to have an impact on its 2013 impairment test results.

Note 3 -    Concentration of Credit Risk

At March 31, 2013, the Company had approximately $5,801,000, which is its entire cash balance, in international bank accounts.

Note 4 -    Property and Equipment

Property and equipment, net, consists of the following:

Office equipment	$686,524
Network equipment	9,502,194
Leasehold improvements	113,124
Software	844,135
Assets under construction	66,531
11,212,508
Less: Accumulated depreciation and amortization	1,083,790
$10,128,718

Depreciation and amortization expense amounted to approximately $930,000 for the three months ended March 31, 2013.

EXHIBIT 99.3

Note 5 -    Intangibles

Intangible assets, net consist of the following:

	Useful Life
Patents	5 years	$1,629
net of accumulated amortization of $5,401
Trademarks,	5 years	9,684
net of accumulated amortization of $24,887
		$11,313

Amortization expense related to intangible assets for the three months ended March 31, 2013 was approximately $1,900.

Note 6 -    Related Party Transactions

The Company is a wholly-owned subsidiary of Neutral Tandem, Inc. and is also affiliated with NT Network Services, LLC under similar ownership. During the three months ended March 31, 2013, the Company entered into several transactions with its parent and affiliate. A summary of the transactions is as follows:

Revenue	$462,389
Cost of telecommunication services	$2,974,541
Interest expense	$12,263

During the three months ended March 31, 2013, the Company had a revolving line of credit agreement with Neutral Tandem, Inc. in the amount of $20,000,000, which was set to expire on March 31, 2015. Borrowings under the agreement bore interest at 3.5% per annum.

Note 7 -    Contingencies

The Company was audited by the Italian Revenue Agency in February 2013. The Italian Revenue Agency disavowed the accounting for client lists as other intangible assets to be amortized over the period of five years considering them instead goodwill, for which the Italian Revenue Code prescribes an amortization period of eighteen years. Corporate income taxes due for the year 2009 in the amount of approximately $320,000 are classified as income taxes payable. Liabilities in the amount of approximately $555,000 for the year ended December 31, 2010 are classified in accounts payable and accrued expenses and other current liabilities at March 31, 2013. Accounts payable and accrued expenses and other current liabilities also include an accrual of approximately $320,000 of interest and penalties for the years 2010 and 2011.

At March 31, 2013, contingent tax liabilities in the amount of approximately $4,150,000 are classified in accounts payable and other current liabilities as a result of potential tax liabilities in conjunction with its activities in certain countries where a permanent establishment may give rise to corporate income and value added taxes. Accounts payable and accrued expenses and other current liabilities also include an accrual of approximately $315,000 as a potential liability for the impairment of the investment in Tinet Singapore.

The Company is subject to various claims and proceedings in the ordinary course of business. During the year ended December 31, 2012, the Company recorded a liability in the amount of $1,190,000 to settle a dispute with a former managing director and CEO as a result of the termination of his employment contract. In October 2013, this amount was paid in full settlement of the dispute.

Based on information currently available, management estimates that no additional claims or proceedings, individually or in the aggregate, will have a material adverse effect on the Company’s financial position or results of operations, although such estimates can change in the future.

EXHIBIT 99.3

Note 8 -    Provision for Income Taxes

The effective income tax rate was 37.19% for the three months ended March 31, 2013.

The effective income tax rate for the three months ended March 31, 2013, was higher than the Italian federal income tax rate of 27.5% due mainly to a change in valuation allowance, risk provisions and adjustments for accounting principles generally accepted in the United States of America (“U.S. GAAP”) purposes.

Note 9 -    Non-retirement Post-employment Benefits

The Company provides certain post-employment benefits to eligible former employees during the period subsequent to employment, but prior to retirement and accrues for the related cost over the service lives of the employees. These benefits include severance benefits. At March 31, 2013, the Company had approximately $770,000 of post-employment benefit liabilities included in other non-current liabilities. Post-employment benefit costs charged to operations for the three months ended March 31, 2013 totaled approximately $38,000.

Note 10 -    Leases

The Company has non-cancellable operating leases for three locations. Future annual aggregate minimum lease payments under non-cancellable operating leases are as follows:

Twelve Months Ending March 31:
2014	$493,120
2015	533,338
2016	510,909
2017	414,787
2018	328,277
Thereafter	1,449,889
$3,730,320

Rent expense charged to operations amounted to approximately $130,000 for the three months ended March 31, 2013.

Note 11 -	Subsequent Events

The Company has evaluated all events or transactions that occurred after March 31, 2013 through the date of these consolidated financial statements, which is the date that the consolidated financial statements were available to be issued.

On April 30, 2013, the Company’s stockholders entered into an agreement to sell, and sold all of the equity interest in the Company to GTT Communications, Inc. (“GTT”). In consideration for the equity interest in the Company, GTT paid the sellers $52,500,000 in cash, subject to a capital adjustment, an adjustment based on the cash and cash equivalents in the Company immediately prior to the acquisition and a reduction in an amount equal to the amount of indebtedness of the Company outstanding immediately prior to the acquisition.

Due to the acquisition of the Company by GTT as described above, the line of credit mentioned in the related party footnote was closed.

Except for what is described above and in Note 7, there were no other material subsequent events requiring disclosure during this period.

Note 12 - Restatement of Unaudited Consolidated Financial Statements for the Three Months Ended March 31, 2013

Subsequent to the issuance of the Company’s unaudited consolidated financial statements for the quarter ended March 31, 2013, the Company determined there were errors, as described below, included in its unaudited consolidated financial statements. As a result, the Company has restated its unaudited consolidated financial statements for the quarter ended March 31, 2013 due to the following:

EXHIBIT 99.3

•
Although there was no impact to net income during the quarter ended March 31, 2013, revenues were overstated by approximately $3,900,000 due to a miscoded intercompany elimination entry. Correspondingly, cost of revenues and selling, general, and administrative expenses were overstated by approximately $3,600,000 and $300,000, respectively.

EXHIBIT 99.3

NT NETWORK SERVICES, LLC, SCS AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2012

EXHIBIT 99.3

NT NETWORK SERVICES, LLC, SCS AND SUBSIDIARIES

CONTENTS

Page
Independent Auditors’ Report	1
Consolidated Financial Statements
Consolidated Balance Sheet at March 31, 2012	2
Consolidated Statement of Operations for the Three Months Ended March 31, 2012	3
Consolidated Statement of Comprehensive Loss for the Three Months Ended March 31, 2012	4
Consolidated Statement of Changes in Stockholders’ Equity for the Three Months Ended March 31, 2012	5
Consolidated Statement of Cash Flows for the Three Months Ended March 31, 2012	6
Notes to Consolidated Financial Statements	7-13

EXHIBIT 99.3

INDEPENDENT ACCOUNTANTS' REPORT

To The Stockholders and Board of Directors
NT Network Services, LLC, SCS and Subsidiaries
Cagliari, Italy

We have reviewed the accompanying consolidated balance sheet of NT Network Services, LLC, SCS and Subsidiaries at March 31, 2012, and the related consolidated statements of income, comprehensive loss, changes in members’ equity and cash flows for the three months then ended. This consolidated financial information is the responsibility of the company's management.

We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States, the objective of which is the expression of an opinion regarding the financial information taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information referred to above in order for it to be in conformity with accounting principles generally accepted in the United States of America.

GRASSI & CO., CPAs, P.C.

Jericho, New York
February 21, 2014

1

EXHIBIT 99.3

NT NETWORK SERVICES, LLC, SCS AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
MARCH 31, 2012
(UNAUDITED)

ASSETS
CURRENT ASSETS:
Cash	$7,268,258
Accounts receivable, net	15,425,967
Investments	6,669
Prepaid expenses and other current assets	5,047,080
Deferred tax assets	1,329,185

Total Current Assets	29,077,159

PROPERTY AND EQUIPMENT, NET	18,175,940

NONCURRENT ASSETS:
Intangible assets, net	9,714,827
Goodwill	14,137,588
Other assets	1,008,503
Total Non-current Assets	24,860,918

Total Assets	$72,114,017

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$7,370,572
Accrued expenses and other current liabilities	5,047,780
Income taxes payable - current	749,738
Accrued cost of revenue	4,478,083
Deferred tax liabilities	13,683
Deferred revenue	982,480

Total Current Liabilities	18,642,336

NONCURRENT LIABILITIES:
Other non-current liabilities	624,627

Total Liabilities	19,266,963

COMMITMENTS AND CONTINGENCIES

MEMBERS' EQUITY	52,847,054

Total Liabilities and Members' Equity	$72,114,017

See independent accountants’ report and notes to consolidated financial statements.

2

EXHIBIT 99.3

NT NETWORK SERVICES, LLC, SCS AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2012
(UNAUDITED)

REVENUE	$20,746,472

OPERATING ACTIVITIES:
Cost of telecommunication services provided	10,389,814
Selling, general and administrative expenses	6,546,877
Depreciation and amortization	2,376,678
Loss on sale of fixed assets	150,279

INCOME FROM OPERATIONS	1,282,824

OTHER EXPENSE:
Interest expense, net	(41,105)
Other expense, net	(30,643)

Total Other Expense	(71,748)

INCOME BEFORE PROVISION FOR INCOME TAXES	1,211,076

PROVISION FOR INCOME TAXES	677,889

NET INCOME	$533,187

See independent accountants’ report and notes to consolidated financial statements.

3

EXHIBIT 99.3

NT NETWORK SERVICES, LLC, SCS AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS
FOR THE THREE MONTHS ENDED MARCH 31, 2012
(UNAUDITED)

NET INCOME	$533,187

OTHER COMPREHENSIVE LOSS
Change in accumulated foreign currency translation adjustment	$(743,082)

COMPREHENSIVE LOSS	$(209,895)

See independent accountants’ report and notes to consolidated financial statements.

4

EXHIBIT 99.3

WORK SERVICES, LLC, SCS AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS' EQUITY
FOR THE THREE MONTHS ENDED MARCH 31, 2012
(UNAUDITED)

		Accumulated
		Other Comprehensive
	Members'	Income - Translation
	Equity	Adjustment	Total

BALANCE AT DECEMBER 31, 2011	$—	$—	$—

CONTRIBUTIONS OF TINET S.P.A. AND SUBSIDIARIES	47,357,903	1,593,233	48,951,136
STOCKHOLDERS' EQUITY

NET INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2012	533,187	—	533,187

CONTRIBUTIONS FROM RELATED PARTY	1,924,555	—	1,924,555

FOREIGN CURRENCY TRANSLATION ADJUSTMENT	2,181,258	(743,082)	1,438,176

BALANCE AT MARCH 31, 2012	$51,996,903	$850,151	$52,847,054

See independent accountants’ report and notes to consolidated financial statements.

5

EXHIBIT 99.3

NT NETWORK SERVICES, LLC, SCS AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2012
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$533,187

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,376,678
Loss on sale of fixed assets	150,279
Bad debt provision	62,183
Changes in Assets (Increase) Decrease:
Accounts receivable	425,154
Prepaid and refundable income taxes	26,368
Changes in Liabilities Increase (Decrease):
Accounts payable and accrued expenses	552,099
Income taxes payable	311,990
Deferred revenue	(109,157)
Other non-current liabilities	30,100

NET CASH PROVIDED BY OPERATING ACTIVITIES	4,358,881

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(2,313,662)

NET CASH USED IN INVESTING ACTIVITIES	(2,313,662)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash acquired from contribution from Tinet S.p.A.	5,115,204

NET CASH PROVIDED BY FINANCING ACTIVITIES	5,115,204

EFFECT OF FOREIGN EXCHANGE RATE CHANGES	107,835

NET INCREASE IN CASH	7,268,258

CASH, BEGINNING OF PERIOD	—

CASH, END OF PERIOD	$7,268,258

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$29,833

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES :
Reclassification of due to related party, net to capital	$1,924,555
Contribution of Tinet S.p.A. and Subsidiaries, non-cash portion	$43,835,932

See independent accountants’ report and notes to consolidated financial statements.

6

EXHIBIT 99.3

NT NETWORK SERVICES, LLC, SCS AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2012
(UNAUDITED)

Note 1 -    Nature of Operations and Principles of Consolidation

Principles of Consolidation

The consolidated financial statements include the accounts of NT Network Services, LLC, SCS (“NT Network Services”), Inteliquent Holdings S.a.r.l. (“Inteliquent Holdings”), Inteliquent S.a.r.l. (“Inteliquent”), Inteliquent Australia Pty Ltd. (“Inteliquent Australia”), UAB Inteliquent Lithuania (“Inteliquent Lithuania”), Tinet S.p.A. (“Tinet”), Inteliquent Canada Communications Inc. (“Inteliquent Canada”), Inteliquent Istanbul Telekomunikasyon Hizmetleri Limited Sirketi (“Inteliquent Istanbul”), Tiscali International Networks Ltd. (“Tinet UK”), Tinet GmbH, Tinet Hong Kong Limited (“Tinet HK”), and Tinet Singapore Pte. Ltd. (“Tinet Singapore”). All material intercompany balances, revenue and cost transactions have been eliminated in the consolidated financial statements.

Condensed Financial Information

The financial information does not represent complete financial statements and should be read in conjunction with the entity's latest audited annual financial statements.

Business Activity

NT Network Services and Subsidiaries (collectively, the “Company”) provide voice, IP Transit, and Ethernet telecommunications services primarily on a wholesale basis. The Company offers these services using an all-IP network, which enables the Company to deliver global connectivity for a variety of media, including voice, data and video. The Company’s solutions enable carriers and other providers to deliver telecommunications traffic or other services where they do not have their own network or elect not to use their own network. These solutions are sometimes called “off-net” services. The Company also provides solutions to customers, like content providers, who also typically do not have their own network. All of the Company’s operations take place outside the United States of America.

Change in Reporting Entity

In 2012, the Company changed its reporting entity structure to contribute certain wholly-owned subsidiaries to NT Network Services, LLC, SCS. The contribution of subsidiaries was effected to more efficiently deploy capital across the organization. The consolidated financial statements of the Company include the contributed subsidiaries as of December 31, 2011. The contributed subsidiaries resulted in an increase in members’ equity of approximately $49 million as of March 31, 2012.

Note 2 -    Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  To increase the comparability of fair value measurements, a three-tier fair value hierarchy, which prioritizes the inputs used in the valuation methodologies, is as follows:

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EXHIBIT 99.3

Level 1 - Valuations based on quoted prices for identical assets and liabilities in active markets.

Level 2 - Valuations based on observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.

Level 3 - Valuations based on unobservable inputs reflecting the Company’s own assumptions, consistent with reasonably available assumptions made by other market participants.  These valuations require significant judgment.

At March 31, 2012, the fair value of the Company’s financial instruments including cash, accounts receivable, accounts payable and accrued expenses, approximated book value due to the short-term maturities of these instruments.

Cost-Method Investments

Investee companies not accounted for under the consolidation or the equity method of accounting are accounted for under the cost method of accounting. Under this method, the Company’s share of the earnings or losses of such investee companies is not included in the consolidated balance sheet or statement of operations. However, impairment charges are recognized in the consolidated statement of income. If circumstances suggest that the value of the investee company has subsequently recovered, such recovery is not recorded. At March 31, 2012, investments in the balance sheet consist of the cost of an investment in Topix consortium for the share of Internet traffic for $6,669. The fair value of the cost-method investment was not estimated because there are no identified events or changes in circumstances that may have a significant effect on the fair value. Accordingly, the Company does not estimate its fair value because it is not practicable.

Revenue Recognition

The Company generates revenue from sales of its voice, IP Transit, and Ethernet telecommunications services. The Company maintains executed service agreements with each of its customers in which specific fees and rates are determined. Revenue is recorded each month based upon documented minutes of traffic switched or Internet transit for which service is provided, and when collection is probable.

Deferred Revenue

The Company recognizes revenues as earned. Amounts billed in advance of the period in which service is rendered are recorded as a liability under “Deferred revenue.”

Accounts Receivable

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. The Company reviews accounts receivable on a monthly basis to determine if any receivables will be potentially uncollectible. The Company includes any accounts receivable balances that are determined to be uncollectible in the overall allowance for doubtful accounts. Normally, accounts receivable are due within 30 days after the date of the invoice. The Company treats invoices as past due when they remain unpaid, in whole or in part, beyond the payment time set forth in the applicable service contract. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. At March 31, 2012, the allowance for doubtful accounts was approximately $1,822,000. The Company does not accrue interest on past due receivables.

Property and Equipment

Property and equipment is stated at cost. The costs of additions and improvements are capitalized and expenditures for repairs and maintenance are expensed in the period incurred. When items of property and equipment are sold or retired, the related costs and accumulated depreciation and amortization are removed from the accounts and any gain or loss is included in income.

8

EXHIBIT 99.3

Depreciation of property and equipment is provided utilizing the straight-line method over the estimated useful lives of the respective assets as follows:

Office equipment	3 to 13 years
Network equipment	5 years
Software	5 years

Leasehold improvements are amortized over the shorter of the remaining term of the lease or the useful life of the improvement utilizing the straight-line method.

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Subtopic 360-10-35, Impairment or Disposal of Long-Lived Assets. Recoverability of long-lived assets is measured by comparing the carrying amount of the asset or asset group to the undiscounted cash flows that the asset or asset group is expected to generate. If the undiscounted cash flows of such assets are less than the carrying amount, the impairment to be recognized is measured by the amount by which the carrying amount, if any, exceeds its fair value. No impairment was deemed to exist at March 31, 2012.

Intangible Assets

Definite-lived intangible assets are amortized utilizing the straight-line method over their estimated useful lives as follows:

Patents	5 years
Trademarks	5 years
Indefeasible rights of use	5 to 15 years
Customer list	5 years
Intangibles in Progress	5 years

The Company reviews the carrying value of definite-lived intangibles and other long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Recoverability of long-lived assets is measured by comparing the carrying amount of the asset or asset group to the undiscounted cash flows that the asset or asset group is expected to generate. If the undiscounted cash flows of such assets are less than the carrying amount, the impairment to be recognized is measured by the amount by which the carrying amount, if any, exceeds its fair value. No impairment was deemed to exist at March 31, 2012.

Goodwill

Goodwill is not amortized, but is tested for impairment at least on an annual basis or more frequently if events or changes in circumstances indicate that the asset might be impaired in accordance with FASB ASC Topic 350, Intangibles - Goodwill and Other. The Company compares each reporting unit’s fair value, by considering comparable company market valuations and estimating expected future discounted cash flows to be generated by the reporting unit, to its carrying value. If the carrying value exceeds the reporting unit’s fair value, the Company performs an additional fair value measurement calculation to determine the impairment loss. The amount of impairment is determined by comparing the implied fair value of the reporting unit’s goodwill to the carrying value of the goodwill. No impairment was deemed to exist at March 31, 2012.

Income Taxes

Income tax expense includes income taxes currently payable and deferred taxes arising from temporary differences between income for financial reporting and income tax purposes. Deferred tax assets and liabilities are determined based on the difference between the financial statement balances and the tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on deferred tax assets and

9

EXHIBIT 99.3

liabilities of a change in tax rates is recognized in income in the year that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

Applicable accounting literature requires that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not that the position would be sustained upon examination by taxing authorities. A recognized tax position is then measured at the largest amount of benefit that is greater than a 50% likelihood of being realized upon ultimate settlement. Accounting provisions also require that a change in judgment that results in subsequent recognition, derecognition, or change in a measurement of a tax position taken in a prior annual period (including any related interest and penalties) be recognized as a discrete item in the period in which the change occurs. The Company regularly evaluates the likelihood of recognizing the benefit from income tax positions taken by considering all relevant facts, circumstances, and information available.

Foreign Operations

For all foreign operations, the functional currency is the local currency. Local currency assets and liabilities are translated at the rates of exchange on the balance sheet date, and local currency revenues and expenses are translated at the weighted average rates of exchange during the period. Gain or loss on the translation of foreign currency in the consolidated financial statements is recorded directly into a separate component of shareholders’ equity as accumulated other comprehensive income (loss). Gain or loss on re-measurement from the recording currency to the functional currency prior to translation, is recognized in current results of operations.

Advertising, Promotions and Trade Shows

Costs related to advertising, promotions and trade shows are expensed as incurred and amounted to approximately $68,000 for the three months ended March 31, 2012.

New Accounting Pronouncements

In February 2013, the FASB issued ASU No. 2013-02, Reporting of Amounts Reclassified out of Accumulated Other Comprehensive Income (“AOCI”). Under ASU 2013-02, an entity is required to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the financial statements or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income, but only if the amount reclassified is required to be reclassified in its entirety in the same reporting period. For amounts that are not required to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures that provide additional details about those amounts. ASU 2013-02 does not change the current requirements for reporting net income or other comprehensive income in the financial statements. ASU 2013-02 is effective from January 1, 2013, and the Company does not expect the new guidance to have an impact on its consolidated financial statements.

In July 2012, the FASB issued ASU No. 2012-02, Testing Indefinite-Lived Intangible Assets for Impairment, which simplifies the guidance for testing the impairment of indefinite-lived intangible assets other than goodwill. Examples of intangible assets subject to the guidance include indefinite-lived trademarks, licenses, and distribution rights. The amendment provides the option to first assess qualitative factors to determine whether it is necessary to perform the quantitative impairment test. Under the option, an entity is no longer required to calculate the fair value of an indefinite-lived intangible asset unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. This amendment is effective for fiscal years beginning after September 15, 2012, with early adoption permitted. The Company does not expect the new guidance to have an impact on its 2012 impairment test results.

In September 2011, the FASB issued ASU No. 2011-08, Testing Goodwill for Impairment, which allows entities to use a qualitative approach to test goodwill for impairment. ASU No. 2011-08 permits an entity to first perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If it is concluded that this is the case, it is necessary to perform the currently prescribed two-step goodwill impairment test. Otherwise, the two-step goodwill impairment test is not required. ASU No. 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The adoption did not impact the Company’s consolidated financial position or results of operations.

10

EXHIBIT 99.3

In June 2011, the FASB issued ASU No. 2011-05, Presentation of Comprehensive Income. ASU No. 2011-05 is effective retrospectively for the interim and annual periods beginning on or after December 15, 2011 (early adoption is permitted), requires presentation of total comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB issued ASU No. 2011-12, an amendment to defer the presentation on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for annual and interim financial statements. The implementation of the two aforementioned amendments did not have a material impact on the Company’s consolidated financial position and results of operations.

Note 3 -    Concentration of Credit Risk

At March 31, 2012, the Company had approximately $7,268,000, which is its entire cash balance, in foreign bank accounts.

Note 4 -    Property and Equipment

Property and equipment, net is summarized as follows:

Office equipment	$685,714
Network equipment	27,452,515
Leasehold improvements	153,888
Software	2,779,504
Assets under construction	31,944
31,103,565
Less: Accumulated depreciation and amortization	12,927,625
$18,175,940

Depreciation and amortization expense amounted to approximately $1,475,000 for the three months ended March 31, 2012.

Note 5 -    Intangibles Assets and Goodwill

Intangible assets, net consist of the following:

	Useful Life
Patents	5 years	$3,221
net of accumulated amortization of $5,401
Trademarks,	5 years	17,562
net of accumulated amortization of $24,887
Indefeasible rights of use,	5 to 15 years	3,402,784
net of accumulated amortization of $1,372,542
Customer list,	5 years	6,171,565
net of accumulated amortization of $8,160,139
Intangibles in progress		119,695
		$9,714,827

Amortization expense related to intangible assets for the three months ended March 31, 2012 was approximately $902,000.

11

EXHIBIT 99.3

Aggregate amortization expense for each of next five fiscal years and thereafter is as follows:

Twelve Months Ending March 31,
2013	$2,628,411
2014	3,525,127
2015	1,881,978
2016	706,639
2017	570,352
Thereafter	402,320
$9,714,827

Goodwill at March 31, 2012 is as follows:

Goodwill	Indefinite life	$14,137,588

Note 6 -    Related Party Transactions

The Company is a wholly-owned subsidiary of Neutral Tandem, Inc. and is also affiliated with NT Network Services, LLC under similar ownership. During the three months ended March 31, 2012, the Company entered into several transactions with its parent and affiliate. A summary of the transactions is as follows:

Revenue	$1,793,689
Cost of telecommunication services	$1,373,060
Interest expense	$37,153

During the three months ended March 31, 2012, the Company had a revolving line of credit from Neutral Tandem, Inc. in the amount of $10,000,000, set to expire on July 31, 2014. Loans bore interest at 3.5% per annum.

At March 31, 2012, all related party payables have been eliminated and recorded as additional paid-in capital.

Note 7 -    Contingencies

The Company was audited by the Italian Revenue Agency in February 2013. The Italian Revenue Agency disavowed the accounting for client lists as other intangible assets to be amortized over the period of five years considering them instead goodwill, for which the Italian Revenue Code prescribes an amortization period of eighteen years. Corporate income taxes due for the year 2009 in the amount of approximately $330,000, are classified as income taxes payable. Liabilities in the amount of approximately $1,029,000 for the years ended December 31, 2010 and 2011, are classified in accounts payable and other current liabilities at March 31, 2012.

At March 31, 2012, a provision in the amount of approximately $2,060,000 for potential tax liabilities in conjunction with the Company’s activities in certain countries where a permanent establishment may give rise to corporate income and value added taxes is included in accounts payable and accrued expenses and other current liabilities.

The Company is subject to various claims and proceedings in the ordinary course of business. Based on information currently available, management estimates that none of these claims or proceedings, individually or in the aggregate, will have a material adverse effect on the Company’s financial position or results of operations, although such estimates can change in the future.

Note 8 -    Provision for Income Taxes

The effective income tax rate was 26.57% for the three months ended March 31, 2012.

12

EXHIBIT 99.3

The effective income tax rate for the three months ended March 31, 2012, was lower than the Italian federal income tax rate of 27.5% due to the recurring impact of foreign operations, risk provisions and adjustments for accounting principles generally accepted in the United States of America (“U.S. GAAP”) purposes.

Note 9 -	Non-retirement Post-employment Benefits

The Company provides certain post-employment benefits to eligible former employees during the period subsequent to employment, but prior to retirement, and accrues for the related cost over the service lives of the employees. These benefits include severance benefits. At March 31, 2012, the Company had approximately $625,000 of post-employment benefit liabilities included in other non-current liabilities. Post-employment benefit costs charged to operations for the three months ended March 31, 2012 totaled approximately $40,000.

Note 10 -	Leases

The Company has non-cancellable operating leases for three locations. Future annual aggregate minimum lease payments under non-cancellable operating leases are as follows:

Twelve Months Ending March 31,
2013	$577,994
2014	513,185
2015	555,039
2016	531,698
2017	431,665
Thereafter	1,850,520
$4,460,101

Rent expense charged to operations amounted to approximately $160,000 for the three months ended March 31, 2012.

Note 11 -	Subsequent Events

The Company has evaluated all events or transactions that occurred after March 31, 2012 through the date of these consolidated financial statements, which is the date that the consolidated financial statements were available to be issued.

Subsequent to March 31, 2012, the Company received an increase in the available line of credit from Neutral Tandem, Inc. to $20,000,000 which was set to expire on March 31, 2015.

On April 30, 2013, the Company’s stockholders entered into an agreement to sell, and sold all of the equity interest in the Company to GTT Communications, Inc (“GTT”). In consideration for the equity interest in the Company, GTT paid the sellers $52,500,000 in cash, subject to a capital adjustment, an adjustment based on the cash and cash equivalents in the Company, immediately prior to the acquisition and a reduction in an amount equal to the amount of indebtedness of the Company outstanding immediately prior to the acquisition.

Due to the acquisition of the Company by GTT as described above, the line of credit mentioned in the related party footnote was closed.

Except for what is described in Note 7, there were no other material subsequent events requiring disclosure, during this period.

13